                                                                   EXHIBIT 10.20

                                 LEASE AGREEMENT

GEORGIA, WHITFIELD COUNTY.

      THIS LEASE AGREEMENT (this "Lease") made and entered into this the 14th day of September 1993 by and between WBP PROPERTIES, a Georgia General Partnership, hereinafter referred to as "Lessor", and NEWMARK JAMES, INC., a Georgia Corporation, hereinafter referred to as "Lessee".

                              W I T N E S S E T H:

      WHEREAS, Lessor is the owner of a certain tract or parcel of land as more particularly described in Exhibit "A" hereto, (hereinafter referred to as the "Property"); and

      WHEREAS, Lessor intends to construct on the Property a building containing 74,800 square feet of warehouse and office space; and

      WHEREAS, Lessee desires to lease from Lessor the 74,800 square feet of said warehouse and office space (the "Leased Premises") pursuant to the terms and conditions hereof; and

      WHEREAS, Lessor has heretofore constructed a building containing 56,100 square feet of warehouse and office space on the Property; and

      WHEREAS, Lessee desires to lease from Lessor the 56,100 square feet of said warehouse and office space (the "Temporary Premises") until construction of the Leased Premises has been completed by Lessor, pursuant to the terms and conditions hereof;

      NOW, THEREFORE, for and in consideration of the premises and the acts to be performed by the parties hereto, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties do hereby agree each with the other as follows:

      1. AGREEMENT TO MAKE IMPROVEMENTS. Lessor shall, at its sole expense, construct a building containing 74,800 square feet of warehouse and attendant office space on the Property in accordance with such plans and specifications as Lessor, in its sole discretion, shall deem appropriate. The Lessor shall undertake such construction as soon as is practical after the execution of this Lease, and shall pursue such construction diligently until completion thereof.

      2. LEASED PREMISES.

      (a) Lessor does hereby agree to lease to Lessee, and Lessee does hereby agree to hire from Lessor, at the rent and upon the terms and conditions hereinafter set forth, the Leased Premises during the term hereof and any extended term.

      (b) Lessor does further grant to Lessee a non-exclusive easement over and along all other portions of the Property for purposes of ingress and egress to and from the Leased Premises.

      3. TEMPORARY PREMISES.

      (a) Lessor does hereby agree to lease to Lessee, and Lessee does hereby agree to hire from Lessor, at the rent and upon the terms and conditions hereinafter set forth, the Temporary Premises during the term set forth in
Section 5(a).

      (b) Lessor does further grant to Lessee a non-exclusive easement over and along all other portions of the Property for purposes of ingress and egress to and from the Temporary Premises.


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      4. PURPOSE. The Leased Premises and the Temporary Premises shall be used and occupied by Lessee solely in connection with its business of the manufacture and sale of rugs, and for no other purposes without Lessor's consent.

      5. TERM.

      (a) The term of this Lease as to the Temporary Premises shall begin on the ____ day of ________________, 1993, and shall terminate on the first day of the first month after completion of the construction of the Leased Premises when the initial term of this Lease as to the Leased Premises begins.

      (b) The initial term of this Lease as to the Leased Premises shall be for five (5) years to commence on the first day of the first month after the completion of the construction of the improvements as more particularly set forth in Section 1 hereof and to terminate on the last day of the 60th month thereafter, unless extended as hereinafter provided, or unless sooner terminated by a breach of the terms and conditions of this Lease by Lessee, or by abandonment of the Leased Premises by Lessee. Lessee shall surrender the Leased Premises to Lessor immediately upon the termination of the lease term. Completion of construction shall be deemed to be the date of the certificate of occupancy.

      (c) Lessee is hereby given an option to extend its leasehold interest in the Leased Premises for an additional term of five (5) years at the expiration of the initial term of this Lease, provided that Lessee shall not then be in default under any of the terms of this Lease, and provided further that Lessee shall give Lessor, prior to the expiration of the initial term of this Lease, at least ninety (90) days notice, in writing, of Lessee's desire to extend the term of this Lease as herein provided. A new lease agreement for the term of such extension shall be unnecessary on such extension, this Lease constituting a present demise for both the original and any extended term.

      6. RENT.

      (a) Lessee agrees to pay Lessor as rental for the use of the Leased Premises the following:

            (i) A sum equal to sixteen cents ($.16) per square foot of floor space multiplied by the aggregate square feet of floor space rented pursuant to the terms of this Lease for the initial term of the Lease; and

            (ii) A sum equal to seventeen cents ($.17) per square foot of floor space multiplied by the aggregate square feet of floor space pursuant to this Lease for the extended term.

      (b) Lessee agrees to pay Lessor as rental for the use of the Temporary Premises a sum equal to sixteen cents ($.16) per square foot of floor space multiplied by the aggregate square feet of floor space rented pursuant to the terms of this Lease for the Temporary Period set forth in Section 5(a) hereof.

      (c) The rental payment shall be in advance on the first day of each month during the term hereof, and any extended term. Rental for any partial month as to either the Leased Premises or the Temporary Premises shall be prorated as of the date of occupancy by Lessee.

      (d) Lessee shall also pay to Lessor a late charge of Four cents ($0.04) for each One Dollar ($1.00) of any payment due under this Lease which is not paid within five (5) days of its due date. In addition, any payment not made within thirty (30) days following its due date shall bear interest at the rate of Eighteen percent (18%) per annum, or the maximum allowed by law, whichever is less, and such interest shall be paid by Lessee to Lessor. It is provided, however, that nothing contained in this Paragraph (d) shall impair the rights of Lessor to pursue any and all rights and remedies available to it upon the occurrence of an Event of Default as herein defined.


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      7. ADDITIONAL RENT. Lessee agrees to pay as rent, in addition to the minimum rental reserved in Paragraph 6 hereinabove, the following:

      (a) Any and all reasonable sums which may become due by reason of the failure of Lessee to comply with any or all covenants of this Lease, Lessee agreeing to pay any and all damages, costs or expenses which Lessor may suffer or incur by reason of (i) any default of Lessee or failure on its part to comply with the covenants of this Lease; and (ii) any and all damages to the Leased Premises or the Temporary Premises caused by any intentional or negligent act of neglect of Lessee or Lessee's agents or invitees; and

      (b) All charges for water, electricity, gas and any other utility services consumed upon the Leased Premises and the Temporary Premises, and all charges for repairs to the meter or meters on premises, whether such repairs are made necessary by ordinary wear and tear, freezing, hot water, accident or other causes, immediately when the same become due; Lessee shall indemnify and hold Lessor harmless from any liability for payment of such services. Any utilities furnished to the Lessee by Lessor shall be paid by the Lessee on either a flat charge or metered basis, as Lessor may determine; and

      (c) All ad valorem property taxes and other assessments levied against the Leased Premises for any year during the term of this Lease, or any extended term; provided, however, that in the event the term of this Lease begins in the middle of any year during which taxes or other assessments are made, taxes for such year will be prorated as of the date of the beginning of the term of this Lease. In the event such taxes are levied in combination with other improvements in the Property, such taxes and assessments shall be provided based on the number of square feet of the Leased Premises.

      8. LIMITATION ON LESSEE'S RIGHT TO ALTER AND IMPROVE. Lessee shall not have the right to improve or alter the Leased Premises or the Temporary Premises, or any portion thereof without the prior written consent of Lessor, which shall not be unreasonably withheld. Any improvements to which Lessor consents shall be made in a good and workmanlike manner, and upon termination of this Lease, such improvements shall be the property of Lessor. Lessee shall indemnify and hold Lessor harmless from any liability for the costs of said improvements and shall immediately discharge any and all liens placed against the Leased Premises or the Temporary Premises as a consequence of such improvements.

      9. GOOD TITLE. Lessor warrants that it has fee simple title to the Leased Premises and that the Leased Premises shall be delivered to the Lessee free and clear of all claims, obligations, tax assessments, liens and encumbrances whatsoever, except any and all mortgages, deeds to secure debt, deeds of trust or other instruments in the nature thereof which may now or hereafter affect or encumber Lessor's title to the Leased Premises and all modifications, renewals, consolidations, extensions or replacements thereof, herein referred to as "Lessor's Mortgage". Lessor also warrants that, as long as Lessee is in compliance with the terms of this Agreement, Lessee shall be entitled to the quiet enjoyment of the Leased Premises, undisturbed by Lessor, its agents or invitees.

      10. INSURANCE.

      (a) Lessee shall procure and maintain during the term hereof, and any renewal term, insurance against liability for bodily injury and property damage in an amount not less than $1,000,000 in the aggregate as to any one accident or disaster, and not less than $500,000 in respect to injuries to any one person.

      (b) All insurance provided by Lessee as required by this section shall be carried in favor of Lessor and Lessee as their respective interests may appear. All insurance shall be written with responsible companies acceptable to Lessor, and Lessee shall provide appropriate certificates of insurance to Lessor. All

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policies shall require ten (10) days notice by registered mail to Lessor of any cancellation change affecting any interest of Lessor.

      11. AFFIRMATIVE COVENANTS AND RESPONSIBILITIES OF LESSEE. Lessee covenants and agrees that Lessee will, without demand:

      (a) Keep the Leased Premises and the Temporary Premises reasonably clean and free from all rubbish, ashes, dirt and other matter;

      (b) Except as provided to the contrary hereinbelow, at Lessee's own expense maintain the Leased Premises and the Temporary Premises in good repair, and in at least as good condition as that in which they were delivered, allowing for ordinary wear and tear;

      (c) Make all necessary repairs, interior and exterior, including repairs to the air conditioning and plumbing system in and about the Leased Premises and the Temporary Premises at its own expense, provided, however, that Lessee shall not be required to make any repairs to the walls or roof of the Leased Premises and the Temporary Premises, except for such repairs as are necessitated by the actions of Lessee and/or its agents, employees, licensees or invitees;

      (d) Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal Statutes or Local Ordinances or Regulations applicable to Lessee to or for Lessee's use of the Leased Premises and the Temporary Premises and save Lessor harmless from penalties, fines, costs or damages resulting from the failure to do so;

      (e) Give to Lessor prompt written notice of any accident involving persons other than agents or employees of Lessee, fire or damage occurring on or to the Leased Premises or the Temporary Premises;

      (f) At the termination of this Lease as to either the Leased Premises or the Temporary Premises, remove any signs, improvements of a non-permanent nature, projections or devices placed upon the premises at or prior to the expiration of this Lease. In case of breach of this covenant, in addition to all other remedies given to Lessor in case of breach of any condition or covenant of this Lease, Lessor shall have the privilege of removing said improvements, signs, projections, or devices and Lessee, at Lessor's option, shall be liable to Lessor for any and all reasonable expenses so incurred by Lessor;

      (g) Indemnify Lessor against all expenses, liabilities and claims of any kind, including reasonable attorney's fees, by or on behalf of any person or entity arising out of either (i) a failure by Lessee to perform any of the terms or conditions of this Lease, (ii) any injury or damage happening on or about the Leased Premises or the Temporary Premises, except to the extent caused or contributed to by the willful misconduct or gross negligence of Lessor, its agents, employees or representatives; (iii) failure to comply with any law of any governmental authority, arising out of or attributable solely to Lessee's use and/or occupancy of the Leased Premises or the Temporary Premises; (iv) any mechanic's lien or security interest filed against the Leased Premises or the Temporary Premises; and (v) all claims, damages, expenses, liabilities, actions, or causes of action of any kind or nature arising from breaches of Lessee's representations, warranties or covenants hereunder or from acts or failures to act occurring, or conditions existing, during Lessee's occupancy of the Leased Premises, except to the extent caused or contributed to by the willful misconduct or gross negligence of Lessor, its agents, employees or representatives;

      (h) Secure any and all permits for such use as Lessee intends to make of the Leased Premises and the Temporary Premises prior to the effective date of this Lease, and upon such obtaining such


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permit Lessee shall not use the Leased  Premises or the Temporary  Premises in
any manner not inconsistent with or in violation of such permit; and

      (i) Cause any automobiles or other vehicles parked on the Property by it agents, employees, licensees or invitees to be parked in such a manner as to not block or otherwise interfere with the access to the Leased Premises or the Temporary Premises by Lessor or any other Lessee of any portion of the Property.

      11. NEGATIVE COVENANTS OF LESSEE. Lessee covenants and agrees that it will do none of the following things without the consent in writing of Lessor first had and obtained, which consent shall not be unreasonably withheld:

      (a) Occupy the Leased Premises or the Temporary Premises in any other manner or for any other purpose than as set forth herein; or

      (b) Assign, mortgage or pledge, or sublease this Lease; nor shall any assignee assign, mortgage, pledge or subLease this Lease without the written consent by the Lessor and without such consent no such assignment, mortgage, pledge or sublease shall be valid, provided Lessor will not unreasonably withhold such consent; or

      (c) Use the Leased Premises or the Temporary Premises for the "treatment", "storage", or "disposal" of any "hazardous waste", as such terms are defined in the Resource Conservation and Recovery Act, as amended 42 U.S.C. 6901 et seq.; or

      (d) Release on the Leased Premises a "hazardous substance", as such terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. 9601 et seq.; or

      (e) Install or maintain on the Leased Premises or the Temporary Premises an underground storage tank, as such term is defined in RCRA; or

      (f) Do or permit any of its permitted sublessees or other persons to do anything on the Leased Premises or the Temporary Premises, or any part thereof, or bring or permit anything to be brought on or kept in the Leased Premises or the Temporary Premises, or permit the use of the Leased Premises or the Temporary Premises for any business or purpose that would:

      (i) cause an increase in the rate of any insurance on the Leased Premises or the Temporary Premises; or

      (ii) cause a violation of any requirements of any of the constituted public authorities, and with the terms of any State or Federal Statutes or Local Ordinances or Regulations applicable to Lessee to or for Lessee's use of the Leased Premises or the Temporary Premises.

      13. NO REPRESENTATIONS BY LESSOR. Neither Lessor or Lessor's agents have made any representations or promises with respect to the Leased Premises or the Temporary Premises, except as expressly set forth herein. The taking of possession of the Leased Premises or the Temporary Premises by Lessee shall be conclusive evidence against Lessee, and Lessee accepts the Leased Premises and the Temporary Premises as is, and that the Leased Premises and the Temporary Premises, and any portion thereof occupied by Lessee, were in good and satisfactory condition at the time possession of the same was so taken.

      14. ADDITIONAL COVENANTS.

      (a) If the Leased Premises are totally destroyed by storm, fire, lightening, earthquake or other casualty, this Lease, and all rights and obligations arising hereunder, shall terminate as of the date of such destruction, and rental shall be accounted for as between Lessor and Lessee as of that date. If the Leased Premises are damaged but not totally destroyed by any of such casualty, rent


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shall abate in such proportion as use of the Leased Premises has been destroyed, and Lessor shall restore the Leased Premises to substantially the same condition as before such damage, whereupon full rental shall resume. For purposes of this section, damage to the Leased Premises to the extent that the Leased Premises are wholly untenantable, or damage to the extent that full repairs cannot be made solely from the proceeds of insurance maintained on the Leased Premises as provided in this Lease, shall be deemed to be a total destruction of the Leased Premises.

      (b) Lessor shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption of the use of the premises, or the termination of this Lease by reason of the destruction of the Leased Premises.

      (c) It is understood and agreed that the Lessor hereof does not warrant or undertake that the Lessee shall be able to obtain a permit under any zoning ordinance or regulation for such use as Lessee intends to make of the Leased Premises or the Temporary Premises, and nothing in this Lease contained shall obligate Lessor to assist Lessee in obtaining said permit.

      (d) It is hereby covenanted and agreed by and between the parties that any law, usage or custom to the contrary notwithstanding, Lessor shall have the right at all times to enforce the covenants and provisions of this Lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of Lessor in refraining from so doing at any time or times, and further, that the failure of Lessor at any time or times to enforce her right under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions or covenants of this Lease, or as having in any way or manner modified the same.

      (e) Lessor will maintain the roof, the outside walls and the structural soundness of the Leased Premises and the Temporary Premises. Water leaks through the roof will be repaired by Lessor without undue delay after Lessor receives notice thereof.

      (f) Lessee agrees to grant to the Lessor full and free access to the Leased Premises and the Temporary Premises during reasonable business hours to examine or exhibit the same or to make any necessary repairs or alterations to the Leased Premises.

      15. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" hereunder:

      (a) Any part, portion or component of the rent, or any other sums payable under this Lease are not paid within five (5) days after receipt of Lessor's notice that same is past due;

      (b) Any petition is filed by or against Lessee under any section or chapter of the Federal Bankruptcy Code, and, in the case of a petition filed against Lessee, such petition is not dismissed within thirty (30) days after the date of such filing;

      (c) Lessee becomes insolvent or transfers property in fraud of creditors;

      (d) Lessee makes an assignment for the benefit of creditors;

      (e) A receiver is appointed for any of the Lessee's assets; or

      (f) Lessee breaches or fails to comply with any term, provision, condition or covenant of this Lease, other than the payment of rent, which breach is not cured within thirty (30) days after written notice by Lessor of such default is received by Lessee.


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      16. REMEDIES. Upon the occurrence of an Event of Default, Lessor may do or perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or by this Lease:

      (a) Lessor may terminate this Lease, in which event Lessee shall immediately surrender the Leased Premises to Lessor. If Lessee fails to do so, Lessor may, without prejudice to any other remedy Lessor may have either by law or by this Lease, enter upon the Leased Premises and expel or remove Lessee and Lessor's personal property with or without force and without being liable to Lessee in any manner whatsoever for damages therefor. Lessee shall be liable to Lessor for and shall indemnify and hold Lessor harmless from and against all cost, loss, or damage which Lessor may suffer by reason of such termination of this Lease, whether through inability to relet the Leased Premises, through a decrease in rent received, by damage to the Leased Premises or otherwise; or

      (b) Lessor may enter the Leased Premises or the Temporary Premises and remove the Lessee and its personal property and may relet the Leased Premises or the Temporary Premises as the agent and receive such rent therefor. In such event Lessee shall be liable to Lessor for any deficiency which may arise by reason of such reletting during the remainder of the Lease Term. Lessor may include, without limitation, brokerage commissions and attorney's fees incurred in reletting the premises and any and all costs and expenses incurred in renovating or altering space to make it suitable for reletting in computing Lessor's costs, losses or damages for which Lessee is liable as set forth above, and the proceeds of such reletting shall be first applied to such costs and expense, then to the payment of Rent and all other indebtedness of Lessee to Lessor hereunder, with the balance, if any, to be held by Lessor to be applied in payment of future Rent and all other such indebtedness as same becomes due and payable throughout the Lease Term.

      17. REMEDIES-CUMULATIVE. All of the remedies hereinbefore given to Lessor and all rights and remedies given by law or in equity to Lessor shall be cumulative and concurrent. No termination of this Lease or the taking or recovering of the premises shall deprive Lessor of any of its remedies or actions against the Lessee for rent due at the time of which under the terms hereof would in the future become due as if there had been no termination, or for any and all sums due at the time, or which under the terms hereof would in the future become due as if there had been no termination, nor shall bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of Lessor's right to obtain possession of the premises.

      18. LEASE CONTAINS ALL AGREEMENTS. It is expressly understood and agreed by and between any parties hereto that this Lease and the Exhibits attached hereto and forming a part hereof, set forth all of the promises, agreements, conditions and understandings between Lessor, or Lessor's agents, and Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than as set forth herein. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

      19. PARTIES BOUND. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties, and if there shall be more than one Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Lessee" shall be deemed to and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this Lease shall be given by or to anyone thereof, and shall ever have the same force


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and effect as if given by or all thereof. The word "his" and "him" and "her", wherever stated herein shall be deemed to refer to the "Lessor" and "Lessee" whether such Lessor and Lessee be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as herein provided.

      20.SUBORDINATION. This Lease and all rights of Lessee hereunder shall be subject and subordinate the lien of any mortgage of Lessor, provided that such subordination shall be upon the express condition that this Lease shall be recognized by the mortgagee and that the rights of Tenant shall remain in full force and effect during the term of this Lease so long as Tenant shall continue to perform all of the covenants of this Lease. While this Paragraph is self-operative, and no further instrument of subordination shall be necessary, Lessee shall, in confirmation of such subordination, upon demand at any time or times, execute, acknowledge and deliver to Lessor or any Mortgage of Lessor any and all instruments requested by either of them to evidence such subordination. Lessee shall execute, acknowledge and deliver to Lessor or any mortgage of Lessor, without expense, any and all instruments that may be necessary to make this Lease superior to the lien of any mortgage of Lessor. If a holder of any mortgage of Lessor shall hereafter succeed to the rights of Lessor under this Lease, Lessee shall, at the option of such holder, attorn to and recognize such successor as Lessee's landlord under this Lease and shall promptly execute and deliver any instrument that may be necessary to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct Lease between each successor Lessor and Lessee, subject to all of the terms, covenants and conditions of this Lease. If Lessee fails at any time to execute, acknowledge and deliver any of the instruments provided for by this Paragraph within fifteen (15) days after receipt of Lessor's notice so to do, Lessor, in addition to the remedies allowed by this Lease may execute, acknowledge and deliver any and all of such instruments as the attorney-in-fact of Lessee and in its name, place and stead, and Lessee hereby irrevocably appoints Lessor, its successors and assigns as such attorney-in-fact.

      21. CONDEMNATION. If the whole of the Leased Premises or the Temporary Premises, or such portion thereof as will make premises unusable for the purposes herein Leased, be condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the time when possession thereof is taken by public authorities, and rental shall be accounted for as between Lessor and Lessee as of that date. Such termination, however, shall be without prejudice to the rights of either Lessor or Lessee to recover compensation and damage caused by condemnation from the condemner. It is further understood and agreed that neither the Lessee nor Lessor shall have any rights in any award made to the other by any condemnation authority.

      22. NOTICES. Except for legal process which may also be served as by law provided, all notices required or desired to be given with respect to this Lease shall be in writing and shall be deemed to have been given when hand delivered or three (3) days after deposited, postage prepaid, with the United States Postal Service (or its official successor), certified, return receipt requested, properly addressed as follows:

      To Lessor:

      WBP PROPERTIES
      P.0. Box 188
      Dalton, GA 30722-0188


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      To Lessee:

      Newmark James, Inc.
      ______________________________________
      ______________________________________

      Such addresses may be changed from time to time by either party by notice to the other.

      23. HOLDING OVER. In no event shall there be any renewal of this Lease by operation of law, and if Lessee remains in possession of the Leased Premises after the termination of this Lease and without the execution of a new Lease, Lessee shall be deemed to be occupying the Leased premises as a tenant at will at an amount equal to one hundred fifty percent (150%) of the Rent and otherwise subject to all the covenants and provisions of this Lease insofar as the same are applicable to a month-to-month tenancy.

      24. BROKERS. Lessor and Lessee each represents and warrants to the other that no broker, agent, commission salesman or other person has represented the warranting party in the negotiations for and procurement of this Lease and of the Leased Premises and the Temporary premises, that no commissions, fees or compensation of any kind are due and payable in connection herewith to any such person or entity. Each party further warrants that any compensation arrangement with the parties excepted from the foregoing warranty has been reduced to writing in its entirety in a separate agreement signed simultaneously with or before this Lease by the party against whom the commission or compensation is charged.

      25. ATTORNEYS' FEES AND EXEMPTION. Lessee hereby waives and renounces all homestead or exemption rights which Lessee may have under or by virtue of the Constitution and Laws of the United States, Georgia, or any other State as against any debt Lessee may owe Lessor under this Lease, and hereby transfers, conveys, and assigns to Lessor all homestead or exemption rights which may be allowed or set apart to Lessee, including such as may be set apart in any bankruptcy proceeding, to pay any debt owing by Lessee to lessor hereunder. If any rent or other debt owing by Lessee to Lessor hereunder is collected by or through an attorney at law, Lessee agrees to pay an additional amount equal to fifteen percent (15%) of such sum as attorneys' fees.

      26. NO ESTATE IN LAND. This Lease creates the relationship of landlord and tenant between Lessor and Lessee. No estate shall pass out of Lessor, and Lessee has only a usufruct which is not subject to levy and sale.

      27. ESTOPPEL CERTIFICATE. At any time and from time to time, Lessee, on or before the date specified in a request therefor made by Lessor, which date shall not be earlier than fifteen (15) days from the receipt of such request, shall execute, acknowledge and deliver to Lessor a certificate evidencing (a) whether or not this Lease is in full force and effect, (b) whether or not this Lease has been amended in any way, (c) whether or nor there are any existing defaults on the part of Lessor hereunder to the knowledge of Lessee and specifying the nature of such defaults, if any, and (d) the date to which rent, and other amounts due hereunder, if any, have been paid. Each certificate delivered pursuant to this Paragraph may be relied on by any prospective purchaser or transferee of Lessor's interest hereunder or of any part of Lessor's property or by any holder or prospective holder of any mortgage of Lessor, or a mortgage or prospective mortgage of any part of Lessor's other property.

      28. SEVERABILITY. If any clause or provision of this Lease is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, effective during its term, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby, unless the amount of Rent payable hereunder is thereby decreased, in which event Lessor may terminate this Lease.

      29. CAPTIONS. The captions used in this Lease are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

      30. SUCCESSORS AND ASSIGNS. The provisions of this Lease shall inure to the benefit of and be binding upon Lessor and Lessee, and their respective permitted successors, heirs, legal representatives and assigns.

      31. STATE LAW. The laws of the State of Georgia shall govern the interpretation, validity, performance and enforcement of this Lease.

      32. TIME IS OF THE ESSENCE. Except as otherwise specifically provided herein, time is of the essence of this Lease.

      33. EXECUTION. This Lease may be executed in any number of counterparts, each of which shall be deemed an original and any of which shall be deemed to be complete in itself and be admissible into evidence or used for any purpose without the production of the other counterparts.

      34. FORCE MAJEURE. Either party hereto shall be excused from the performance of any of its obligations for the period of any delay resulting from any cause beyond its control, including, without limitation, all labor disputes, governmental regulations or controls, fires or other casualties, inability to obtain any material or services, or acts of God.

      35. PEACEFUL POSSESSION. So long as Lessee observes and performs the covenants and agreements contained herein, it shall at all times during the Lease Term peacefully and quietly have and enjoy possession of the Leased Premises, but always subject to the terms hereof.

      IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                        LESSOR:

                                        WBP PROPERTIES


                                        BY: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           PARTNER

                                        LESSEE:

                                        NEWMARK JAMES, INC.


                                        BY: /s/ James Keith
                                           -------------------------------------
                                           JAMES KEITH, PRESIDENT

                                        (CORPORATE SEAL)

                   LEASE EXTENSION AND MODIFICATION AGREEMENT

      THIS LEASE EXTENSION AND MODIFICATION AGREEMENT is made and entered into this 27 day of August, 1997 by and between WBP Properties, a Georgia general partnership (hereinafter referred to as "Lessor"), and Newmark James, Inc., a Georgia corporation (hereinafter referred to as "Lessee").

      WHEREAS Lessor and Lessee entered into a lease dated September 14, 1993 (the "Lease") for premises located in Dalton, Georgia as more particularly described in the Lease; and

      WHEREAS Lessor and Lessee mutually desire to provide for certain additions and modifications to the terms and provisions of the Lease.

      NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree that the Lease is modified as follows:

                                       -1-

      The Term of the Lease is hereby extended to and through August 31, 2002.

                                       -2-

      Paragraphs 6(a) and 6(b) arc stricken in their entirety and the following is substituted in lieu thereof:

      "6(a) Commencing September 1, 1997 Lessee shall pay Lessor as rental for the use of the leased premises the sum of $14,112.00 per month."

                                       -3-

      Except as herein amended and modified, all other terms, conditions, covenants, and agreements of the Lease are hereby incorporated by reference and shall control and govern.

                                       -4-

      In the event there is a conflict between the terms and provisions of this Lease Extension and Modification Agreement and the original Lease or any subsequent extension and/or modification prior to the date of this Lease Extension and Modification Agreement, the terms and provisions of this Lease Extension and Modification Agreement shall control.

                                       -5-

      This Lease Extension and Modification Agreement shall bind and inure to the benefit of the successors and assigns of Lessor and the successors and assigns of Lessee.

      IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Extension and Modification Agreement to be executed as of the date first written.

LESSOR:

WBP PROPERTIES, a Georgia partnership


BY: /s/ [ILLEGIBLE]
   ---------------------------------
     Partner

LESSEE:

NEWMARK JAMES, INC.


BY: /s/ James M. Keith
   ---------------------------------
     President

      The above and foregoing Lease Extension and Modification Agreement is acknowledged and approved by James Keith, Guarantor of the original Lease Agreement. The undersigned herein restates and reaffirms his guaranty to Lessee given September 14, 1993.

GUARANTOR:


       /s/ James Keith
------------------------------------
          James Keith